The Brinsmere Fund – Conservative ETF( TBFC)
Listed on NYSE Arca, Inc.
Summary Prospectus
June 20, 2026
www.thebrinsmerefunds.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated June 20, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.thebrinsmerefunds.com You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Brinsmere Fund – Conservative ETF (the “Conservative ETF” or “Fund”) seeks long-term capital appreciation in a manner that is consistent with capital preservation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.09%
Total Annual Fund Operating Expenses	0.44%

1    Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 195% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is an actively managed fund of funds, which seeks to achieve its investment objective by investing in a globally diversified portfolio of equity and bond markets.

The Fund systematically adjusts its holdings using three proprietary strategies developed and run independently by the Fund’s investment adviser, The Milwaukee Company (the “Adviser”). Those strategies are the Systematic Market Beta Strategy (“SMB”), the Classic Asset Allocation Revisited Strategy (“CAAR”), and the Structured International Strategy (“SIS”). SMB, CAAR, and SIS systematically rebalance the underlying funds in which the Fund may invest based on a set of proprietary risk-management techniques. The Adviser may occasionally deviate from the model portfolio directed by a strategy’s algorithm, in the Adviser’s sole discretion, when the data utilized by the strategy does not reflect current market conditions.
The underlying funds in which the SMB strategy may invest represent distinct asset classes, such as (1) the aggregate U.S. equity market, (2) large-cap U.S. equities (including growth, value, dividend, Environmental Social and Governance (“ESG”), and factor-oriented strategies), (3) mid- and small-cap U.S. equities, (4) U.S. real estate sector equities, including real estate investment trusts (“REITs”), through a broad real estate index-based ETF, (5) the aggregate U.S. bond market, (6) U.S. Treasuries, (7) fixed income (including investment grade, lower-rated, emerging markets, and specialty credit exposures) and (8) diversified commodity exposure through No K-1 ETFs, which may hold futures contracts.
The underlying funds in which the CAAR strategy may invest represent distinct asset classes, such as (1) large-cap U.S. equities, (2) mid-cap U.S. equities, (3) small-cap U.S. equities, (4) U.S. mortgage-backed securities, (5) the aggregate foreign equity market, (6) foreign developed market equities, (7) foreign emerging market equities, (8) the aggregate U.S. bond market, (9) the inverse U.S. bond market, (10) U.S. Treasuries, (11) gold, and (12) managed futures.
The underlying funds in which the SIS strategy may invest represent distinct asset classes, such as (1) large-cap foreign equities, (2) mid-cap foreign equities, (3) small-cap foreign equities, (4) the aggregate foreign equity market, (5) foreign developed market equities, (6) foreign emerging market equities, (7) short-term U.S. Treasuries, and (8) other cash equivalents.
The underlying funds in which a proprietary strategy may invest to achieve certain exposures, such as inverse bond, commodity, or managed futures, may utilize derivative instruments, such as futures contracts and options.
Depending upon market conditions, the SMB and CAAR strategies may be entirely allocated to developed countries.
The Adviser plans to allocate the Fund’s portfolio using a combination of (i) a conservative-oriented version of the SMB strategy, (ii) a conservative-oriented version of the CAAR strategy, and (iii) the SIS strategy. The amount allocated to each strategy will be determined at the Adviser’s discretion but will be guided by the Adviser’s assessment of portfolio risk, market movements, relative value, and other considerations.
SMB
SMB is a rules-based, systematic asset allocation investment strategy that seeks to provide exposure to U.S. market beta within a conservative asset allocation framework, while seeking to reduce risk exposure during elevated market risk. SMB’s goal is to capture market beta, while limiting volatility by hedging the risk of an extended bear market for stocks, bonds, or both. For the Fund, the Adviser utilizes a conservative-oriented version of SMB (“SMB-C”), which has a lower allocation to equities than SMB.
SMB-C adjusts asset class exposures based on its assessment of market conditions that are reflective of the broad stock and bond markets. SMB-C assesses market risk through the application of systematic, model-driven approaches developed by the Adviser that evaluate a range of market-based inputs, which may include measures of trend, volatility, valuation, interest rates, macroeconomic conditions, and combinations of these indicators within the Adviser’s systematic models.
The Fund, through its exposure to the underlying funds, can invest in fixed income securities with varying quality and maturity when evolving or unusual market conditions warrant adjustments. While the strategy seeks to manage downside risk and portfolio volatility over time, it may not achieve that objective.
CAAR
CAAR is a rules-based, systematic asset allocation investment strategy that seeks to balance diversification, risk control, and return potential and systematically adapt its portfolio to changing market conditions. The Fund uses a version of CAAR that seeks to maintain a conservative portfolio (“CAAR-C”) with the highest expected return for a given set of constraints that are consistent with a conservative investment objective.
CAAR-C employs a rules-based portfolio construction process that evaluates expected risk, return characteristics, and diversification benefits across asset classes. CAAR-C uses quantitative models and defined constraints to construct and periodically rebalance portfolios in a manner designed to align with a conservative overall risk posture while maintaining broad diversification. The proprietary quantitative analytics may consider a range of inputs, including historical relationships among asset classes, forward-looking assumptions, and risk-based measures. CAAR-C also considers stock market volatility as measured by the recent values of the VIX® Index, a market-based estimate of 30-day expected volatility of a basket consisting of the 500 largest U.S. companies.
Allocation decisions are implemented with a framework intended to promote consistency, capital efficiency, and disciplined risk management over time.
The Adviser may vary from model-derived asset allocations when evolving or unusual market conditions warrant adjustments. While the strategy seeks to balance return potential with prudent risk control, it may not achieve that objective.
SIS
SIS is a rules-based, systematic asset allocation investment strategy that seeks to deliver diversified participation in developed and emerging international equity markets through a thoughtfully constructed international portfolio.
SIS maintains broad equity exposure under normal market conditions and rebalances periodically in accordance with defined allocation guidelines. Although the strategy operates within a structured framework, the Adviser may reduce the strategy’s equity exposure or allocate to other less volatile investments when, in its discretion, evolving or unusual market conditions warrant doing so. While the strategy seeks to provide long-term capital appreciation through international equity exposure, it may not achieve that objective.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund”.
•Commodities Risk. The Fund may invest in underlying funds that principally invest in commodity-linked derivative instruments, the value of which may be affected by price movements of the underlying commodity, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, and tariffs. The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to factors such as changes in value, supply and demand, and governmental regulatory policies.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Fund’s sub-adviser, Penserra Capital Management LLC (the “Sub-Adviser”) and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Emerging Markets Risk. The Fund may invest in underlying funds that principally invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.
•Equity Market Risk. The equity securities held in the Fund’s portfolio through the underlying funds may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments.

Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Fixed Income Securities Risk. The value of the Fund’s investments in fixed income securities held through the underlying funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. On the other hand, if rates fall, the value of fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Foreign Securities Risk. The Fund may invest in underlying funds that invest primarily in foreign securities. Investments in foreign securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in foreign securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in foreign securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. These risks may be enhanced for securities of companies organized in emerging market nations.
•Futures Contracts Risks. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts and could be unlimited.
•Gold Investing Risk. The Fund may invest in underlying funds with significant exposure to gold through certain commodity-linked derivative instruments, such as gold futures contracts, as well as exchange-traded products backed by or linked to physical gold (“Gold ETPs”). The value of commodities, such as gold, typically is based upon the price movements of the physical commodity or an economic variable linked to such price movements. Price movements in gold, gold futures contracts, and Gold ETPs may fluctuate quickly and dramatically. Some factors that impact the price of gold, gold futures contracts, and Gold ETPs include, but are not limited to, overall market movements, changes in interest rates, changes in the global supply and demand for gold, the quantity of gold imports and exports, factors that impact gold production, such as drought, floods and weather conditions, technological advances in the processing and mining of gold, an increase in the hedging of precious metals, such as gold, and changes in economic and/or political conditions, including regulatory developments.
•Government Obligations Risk. The Fund may invest in underlying funds that invest primarily in government obligations. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as Fannie Mae and Freddie Mac, no assurance can be given that it will always do so.
•Inverse Bond Strategies Risk. The Fund may invest in underlying funds that seek to perform, on a daily basis, opposite the daily price movement of the U.S. bond market. Such underlying funds may invest to a significant extent in derivative instruments and be subject to compounding risk and leverage risk, and there is no guarantee that such underlying funds will successfully achieve their objectives.
•Investment Company Risk. The risks of investing in investment companies, such as the underlying funds, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. Investments in ETFs are also subject to the “ETF Risks” described above.
•Managed Futures Strategies Risk. The Fund may invest in underlying funds that utilize various investments strategies that involve the use of complex investment techniques, such as a managed futures investment strategy, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the underlying fund to greater volatility and loss.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
•Market Capitalization Risk.
◦ Large-Capitalization Investing Risk . The Fund may invest in underlying funds that invest in the securities of large-capitalization companies. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦ Mid-Capitalization Investing Risk. The Fund may invest in underlying funds that invest in the securities of mid-capitalization companies. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies, but they may also be subject to slower growth than small-capitalization companies during times of economic expansion. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
◦ Small-Capitalization Investing Risk. The Fund may invest in underlying funds that invest in the securities of small-capitalization companies. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•Models and Data Risk. The composition of the Fund is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund that would have been excluded or included had the Models and Data been correct and complete.
• Options Risk.  The Fund may invest in underlying funds that utilize options strategies. Purchasing and selling (writing) options are a speculative activities and entail greater than ordinary investment risks. Options enable an underlying fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the underlying fund. The underlying fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Additionally, the value of the option may be lost if the adviser to the underlying fund fails to exercise such option at or prior to its expiration. Further, writing option contracts can result in losses that exceed the seller’s initial investment and may lead to additional turnover and higher tax liability. An underlying fund will incur a loss as a result of writing (selling) options if the price of the written option instrument increases in value between the date the underlying fund writes the option and the date on which the underlying fund purchases an offsetting position or exits the option.
•Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
•Real Estate Sector Risk. The risks related to investments in real estate securities include, but are not limited to, adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations, or interest rates; operating or developmental expenses and lack of available financing.
•REIT Investment Risk. The Fund may invest in underlying funds that invest primarily in REITs. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
• Specialty Credit Risk. The Fund may invest in underlying funds that have exposure to specialty credit, a subset of the private credit market. Specialty credit refers to the private credit market that extends beyond traditional corporate lending. Specialty credit loans are secured by specific, tangible or financial collateral as opposed to a borrower’s overall corporate earnings. Investments in specialty credit are not traded in public markets, are illiquid, can be subject to various restrictions on resale, and there can be no assurance that an underlying fund will be able to realize the value of such investments in a timely manner. Additionally, specialty credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which an underlying fund invests directly or indirectly may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.
•Tax Risk. The contribution of the initial assets of the Fund was structured as a transaction in which no gain or loss was intended to be recognized for U.S. federal income tax purposes, however, there are no assurances that the IRS will agree that such contribution qualifies for nonrecognition. If the contribution did not qualify as a nonrecognition transaction for U.S. federal income tax purposes, such treatment could affect the Fund’s ability to qualify as a RIC under the Code, and affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain and potentially cause the Fund to be subject to income or excise taxes for under distributions. In turn, such treatment may also affect the amount, timing or character of income distributed to you by the Fund such that the Fund may be required to reclassify distributions previously distributed to you.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the most recent calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the S&P 500 Total Return Index, the Fund’s primary benchmark index and a broad measure of U.S. equity market performance, as well as the S&P Target Risk Moderate Index, the Fund’s secondary benchmark index, which is designed to measure the performance of moderate stock-bond allocations to fixed income while seeking to increase opportunities for higher returns through equities. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.thebrinsmerefunds.com.

Calendar Year Total Returns
For the year-to-date period ended March 31, 2026, the Fund’s total return was -0.08%.
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.68% for the quarter ended June 30, 2025, and the lowest quarterly return was -0.36% for the quarter ended March 31, 2025.
Average Annual Total Returns
For the Periods Ended December 31, 2025

THE BRINSMERE FUND – CONSERVATIVE ETF	1 Year	Since Inception (01/12/2024)
Return Before Taxes	11.30%	9.65%
Return After Taxes on Distributions	9.93%	8.36%
Return After Taxes on Distributions and Sale of Fund Shares	6.79%	6.91%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.88%	21.55%
S&P Target Risk Moderate Index (reflects no deduction for fees, expenses, or taxes)	13.37%	10.95%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management

Adviser:	Estate Counselors, LLC, d/b/a The Milwaukee Company
Sub-Adviser:	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers:	Andrew J. Willms, President and CEO of the Adviser, Shrey Patel, Chief Portfolio Manager for the Adviser, Jacob Willms, Portfolio Manager for the Adviser, Dustin Lewellyn, CFA, Managing Director of the Sub-Adviser, Ernesto Tong, CFA, Managing Director of the Sub-Adviser, and Christine Johanson, CFA, Director of the Sub-Adviser, are portfolio managers of the Fund. Messrs. Patel, Lewellyn, and Tong, have been portfolio managers of the Fund since its inception in January 2024, and Messrs. Andrew Willms and Jacob Willms and Ms. Johanson have been portfolio managers of the Fund since August 2024.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.thebrinsmerefunds.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.